Investment in Affiliated Companies	12 Months Ended
Dec. 31, 2021
Investments in and Advances to Affiliates [Abstract]
Investment in Affiliated Companies

4.        Investment in Affiliated Companies

Phoenix Digital Solutions, LLC (“PDS”)

PDS was previously formed by PTSC to pursue licensing of its intellectual property. We owned 50% of the membership interests of PDS, representing $27,637 as of December 31, 2020. On September 29, 2020, the members of PDS agreed to wind up and dissolve PDS as the underlying intellectual property was deemed no longer enforceable. In January 2021, the remaining cash on hand of $55,274 was equally distributed to its two members according to the dissolution plan.

Based on our analysis of current authoritative accounting guidance with respect to our prior investment in PDS, we continued to account for our investment in PDS under the equity method of accounting, and accordingly have recorded our share of PDS’s net loss during the seven months ended December 31, 2020 of $5,102 as a decrease in our investment. We have recorded our share of PDS’s net loss as “Equity in loss of affiliated company” in the accompanying consolidated statements of operations.

As a result of the approval of the dissolution plan, PDS adopted the Liquidation Basis of Accounting, effective September 29, 2020. Although the dissolution plan was approved by the members on September 29, 2020, PDS used the liquidation basis of accounting effective September 30, 2020 as a convenience date. Under the Liquidation Basis of Accounting, the following financial statements are no longer presented (except for periods prior to the adoption of the Liquidation Basis of Accounting): balance sheet, a statement of operations, a consolidated statement of members’ equity and a statement of cash flows. The statement of net assets and the statement of changes in net assets are the principal financial statements presented under the Liquidation Basis of Accounting. Under the Liquidation Basis of Accounting, all of the Company’s assets have been stated at their estimated net realizable value.

PDS’s statement of net assets under the Liquidation Basis of Accounting as of December 31, 2020 is as follows:

December 31, 2020
Cash and cash equivalents	$55,274
Net assets in liquidation	$55,274

PDS’s statement of changes in net assets for the period October 1, 2020 to December 31, 2020 under Liquidation Basis of Accounting is as follows:

Three Months Ended December 31, 2020
Members’ equity, September 30, 2020 (Going Concern Basis)	$57,173
Changes in net assets in liquidation:
Expenses associated with dissolution	(1,899)
Total net assets in liquidation at December 31, 2020 (Liquidation Basis)	$55,274

PDS’s statements of operations from the Closing Date of the Reverse Merger (August 21, 2020) to September 30, 2020 is as follows:

Period August 21, 2020 to September 30, 2020

Expenses	$(8,305)
Net loss	$(8,305)

Holocom, Inc.

We currently own 2,100,000 shares of preferred stock, representing approximately a 46% ownership interest, on an as-converted basis, in Holocom, Inc. (“Holocom”), a California corporation that manufactures products that protect information transmitted over secure networks. The shares are convertible at our option into shares of Holocom’s common stock on a one-to-one basis. The preferred stock entitles us to receive non-cumulative dividends at the per annum rate of $0.04 per share, when and if declared by the Board of Directors of Holocom, as well as a liquidation preference of $0.40 per share, plus an amount equal to all declared but unpaid dividends.

As of December 31, 2021 and 2020, our investment in Holocom was valued at $0 based on various indicators of impairment, including Holocom’s inability to meet its business plan and raise sufficient capital, in addition to the general economic environment.